                                                               EXHIBIT 10.16 (A)

                                VOXX CORPORATION

                            2005 STOCK INCENTIVE PLAN

                         FORM OF STOCK OPTION AGREEMENT


Unless otherwise defined herein, the terms defined in the Voxx Corporation 2005 Stock Incentive Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (this "Option Agreement").

NOTICE OF STOCK OPTION GRANT

[Optionee]

[Address]

You ("Optionee") have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement. The terms of your grant are set forth below:

    Date of Grant:                         ________________

    Vesting Commencement Date:             ________________

    Exercise Price per Share:              $______ per share

    Total Number of Shares Granted:        ________________

    Total Exercise Price:                  $______

    Type of Option (check one):      ____  Incentive Stock Option

                                     ____  Non-Qualified Stock Option

    Term/Expiration Date:                  ________________,  unless your
                                           rights under this Option Agreement
                                           terminate earlier in accordance with
                                           its terms or the terms of the Plan as
                                           a result of your ceasing to be an
                                           Eligible Person or otherwise

Exercise and Vesting Schedule:

         The Shares subject to this Option shall vest according to the following schedule:

[Insert Vesting Schedule]

Termination Period:

This Option may be exercised, to the extent vested, for ninety (90) days after Optionee ceases to be an Eligible Person, or such other period as may be applicable upon the termination of the Optionee's status as an Eligible Person for Cause or for death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

AGREEMENT

         Grant of Option. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice of Grant") above, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

                  If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code
Section 422(d)), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Affiliate) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section
422. The provisions set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this paragraph, the Fair Market Value of the Shares shall be determined as of the time the option with respect to such Shares is granted.

         Exercise of Option.  This Option is exercisable as follows:

                  Right to Exercise.

                           This Option shall be exercisable cumulatively
according to the vesting schedule set out in the Notice of Grant. For purposes of this Option Agreement, Shares subject to this Option shall vest based on Optionee's continued status as an Eligible Person.

                           This Option may not be exercised for a fraction of a
Share.

                           In the event of Optionee's death, Disability,
termination of the Optionee's status as an Eligible Person for Cause (as defined herein) or other termination of the Optionee's status as an Eligible Person, the exercisability of the Option is governed by Sections 7, 8, 9 and 10 below.

                           In no event may this Option be exercised after the
Term/Expiration Date of this Option as set forth in the Notice of Grant.

                  Method of Exercise. This Option shall be exercisable by written Exercise Notice (in the form attached hereto as Exhibit A) (the "Notice"). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax. By delivery of the Notice, Optionee shall be deemed to have agreed to all the provisions contained in the Notice, and the Shares for which Optionee has delivered the Notice shall be delivered subject to the provisions of the Notice and the Plan.

                  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         Optionee's Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

         Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  cash;

                  check;

                  with the consent of the Committee, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

                  with the consent of the Committee, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

                  with the consent of, and in accordance with procedures approved by, the Committee, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale.

                  The Company's obligation to deliver Shares under this Option Agreement is subject to satisfaction by the Optionee of applicable federal, state and local and foreign tax withholding requirements ("Required Withholding"). Except as otherwise permitted by the Committee in its sole discretion, Optionee may satisfy any such withholding tax obligation only by tendering a cash payment in the amount of the Required Withholding to the Company contemporaneously with the delivery to the Company of the Notice and Exercise Price.

         Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

         Termination of Status as Eligible Person. If Optionee ceases to be an Eligible Person (other than by termination of Optionee's service for Cause or by reason of the Optionee's death or the Disability of the Optionee), Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date of such termination. To the extent that Optionee was not vested in this Option at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         Termination for Cause. If Optionee ceases to be an Eligible Person as a result of termination of service for Cause, this Option shall terminate immediately. For purposes of this Agreement, "Cause" means: (a) conviction of Optionee for a felony involving moral turpitude; (b) commission by Optionee of any act of criminal fraud, misappropriation of funds or embezzlement in connection with Optionee's employment by the Company or an Affiliate; (c) breach by Optionee of any material provision of any employment agreement between Optionee and the Company or any of its Affiliates; (d) an Optionee's willful or reckless material misconduct in the performance of the Optionee's duties with respect to the Company or an Affiliate; or (e) an Optionee's habitual neglect of duties with respect to the Company or an Affiliate; provided, however, that for purposes of clauses (d) and (e), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Optionee in good faith to have been in or not opposed to the interests of the Company or its Affiliates (without intent of the Optionee to gain, directly or indirectly, a profit to which the Optionee was not legally entitled). An Optionee who agrees to resign from his or her affiliation with the Company or an Affiliate in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Option Agreement.

         Disability of Optionee. If Optionee ceases to be an Eligible Person as a result of his or her Disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within twelve (12) months following such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

         Death of Optionee. If Optionee ceases to be an Eligible Person as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

         Certain Transactions. In the event of any transaction described in
Section 5.3 of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in, or as contemplated by,
Section 5.3 of the Plan.

         Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and permitted assigns of the Optionee.



[Signature page follows]

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                                           VOXX CORPORATION

                                           By:________________________________

                                           Name:______________________________

                                           Title:_____________________________

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY OR ITS AFFILIATES (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2005 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY OR ITS AFFILIATES, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S (OR ITS AFFILIATES') RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: __________________                   ____________________________________
                                     [OPTIONEE]


                                            Residence Address:


                                            ____________________________________


                                            ____________________________________

                                    EXHIBIT A

                                VOXX CORPORATION

                            2005 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE


Voxx Corporation

Attention:

         Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Voxx Corporation (the "Company") under and pursuant to the Voxx Corporation 2005 Stock Incentive Plan (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Agreement dated _____________, _____, (the "Option Agreement").

         Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

         Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

                  Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         Optionee's Rights to Transfer Shares.

                  Company's Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a "Holder") may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, "Transfer" or "Transferred"), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                           Notice of Proposed Transfer. The Holder of the Shares
shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be Transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

                           Exercise of Right of First Refusal. Within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.

                           Purchase Price. The purchase price ("Purchase Price")
for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                           Payment. Payment of the Purchase Price shall be made,
at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                           Holder's Right to Transfer. If all of the Shares
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and of Section 4 of the Option Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

                  Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's Immediate Family or a trust for the benefit of the Optionee's Immediate Family shall be exempt from the Right of First Refusal. As used herein, "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

         Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the first to occur of (i) a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a "Public Offering"), or (ii) a sale of the Company (whether by merger, consolidation, sale or all or substantially all of the Company's assets or sale of all of the Company's capital stock) which is approved by the holders of the Company's securities representing at least fifty percent (50%)of the combined voting power of all outstanding securities of the Company.

         Repurchase Provisions. The Company shall have the right, but not the obligation, to purchase all or any portion of the Shares held by the Optionee at a purchase price equal to the Fair Market Value of such Shares for a period of ninety (90) days after any of the following events:

                  an attempt by a creditor to levy upon or sell any of the Optionee's Shares;

                  the filing of a petition by the Optionee under the United States Bankruptcy Code or any insolvency laws;

                  the filing of a petition against the Optionee under any insolvency or bankruptcy laws by any creditor of the Optionee if such petition is not dismissed within thirty (30) days of filing;

                  the entry of a decree of divorce between the Optionee and the Optionee's spouse; or

                  upon the cessation of the Optionee's employment by the Company for any reason whatsoever, with or without Cause, including the death or Disability of the Optionee or upon Optionee otherwise ceasing to be an Eligible Person.

The Optionee shall provide the Company written notice of the occurrence of any such event within thirty (30) days of such event. The provisions of this Section 6 shall terminate upon the completion by the Company of a Public Offering.

         Tax Matters.

                  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

                  Optionee understands that, if Optionee disposes of any Shares which Optionee acquires pursuant to the Option Agreement under Options which were intended to be Incentive Stock Options within two (2) years after the Date of Grant or within one (1) year after such Shares were transferred to Optionee (a "Disqualifying Disposition"), Optionee will be treated for Federal income tax purposes as having received ordinary income at the time of such Disqualifying Disposition in any amount generally measured as the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of exercise or the fair market value of the Shares at the date of the Disqualifying Disposition. Any gain recognized on such premature sale of the Option Shares in excess of the amount treated as ordinary income will be characterized as capital gain. Optionee hereby agrees to notify the Corporation in writing within thirty (30) days after the date of any such Disqualifying Disposition.

         Restrictive Legends and Stop-Transfer Orders.

                  Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and permitted assigns.

         Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan (the "Committee"), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

         Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

         Entire Agreement. The Plan and Stock Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                             Accepted by:

OPTIONEE:                                 Voxx Corporation


                                          By:
---------------------------------             ----------------------------------

                                          Its:
                                              ----------------------------------

Address of Optionee:                      Address of Company:
-------------------                       ------------------


---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE :

COMPANY  :        VOXX CORPORATION

SECURITY :        COMMON STOCK

AMOUNT   :

DATE     :


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         [Insert the following paragraphs (a) through (d) for exercise of options granted in offerings under Rule 701 under the Securities Act]

                  Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee and the Option was granted pursuant thereto, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

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

                  In the event that the Company does not qualify under Rule 701 at the time of grant of the Option or the Option was not granted pursuant thereto, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

                  Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


         [Insert the following paragraphs (a) through (f) for exercise of Options under Regulation D under the Securities Act]

                  Optionee understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon one or more specific exemptions contained in the Securities Act, which may include reliance on Rule 701 promulgated under the Securities Act, if available, or which may depend upon (i) Optionee's bona fide investment intention in acquiring the Securities, (ii) Optionee's intention to hold the Securities in compliance with federal and state securities laws, (ii) Optionee having no present intention of selling or transferring any part thereof in violation of applicable federal and state securities laws, and (iv) there being certain restrictions on transfer of the Securities.

                  Optionee understands that (i) the Securities, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from registration is available, (ii) Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Securities, (iii) there is no certainty that a public market for the Securities will exist, and (iv) it will be necessary that the Securities be sold pursuant to another exemption from registration which may be difficult to satisfy.

                  Optionee acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

                  Optionee represents that Optionee has sufficient knowledge and experience in financial and business matters to enable Optionee to evaluate the risks and merits of acquiring the Securities pursuant to this Agreement. Optionee is able to bear the economic risk of Optionee's investment in the Securities. Optionee acknowledges that, because the Securities have not been registered under the 1933 Act or any state securities law, nor has the sale or transfer thereof, (i) no sale, pledge, hypothecation, assignment, transfer or other disposition shall be permitted except in compliance with such laws or in compliance with an exemption from such laws, and (ii) the investment in the Securities is not a liquid investment;

                  Optionee is an "accredited investor" within the meaning of Regulation D under the 1933 Act;

                  Optionee acknowledges that Optionee has conducted his or her own investigation as to the operations, financial condition, financial statements, business, affairs, prospects or management of the Company and that Optionee, in exercising this Option and effecting the transactions contemplated hereby, has not relied upon any representation or warranty with respect to the Company or the foregoing matters, express or implied. Optionee has been afforded such access to the Company, its officers, directors and management, and its properties and records as Optionee has requested and has had the opportunity to make such inquiry of the officers, directors and management of the Company and other persons associated therewith as Optionee has requested;

                                            Signature of Optionee:

                                            ____________________________________


Date: _______________________, 20__


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